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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  July 7, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             As of July 7, 2006, The Penn Traffic Company (the "Company") entered into an agreement (the "Agreement") with Gregory J. Young with respect to his employment as Senior Vice President - Chief Marketing & Distribution Officer. Pursuant to the Agreement Mr. Young's employment with the Company will commence on July 17, 2006.

             As Senior Vice President - Chief Marketing & Distribution Officer, Mr. Young will report directly to the President and be responsible for managing all functions in the Company's marketing and distribution operations. Under the Agreement, Mr. Young will be entitled to receive an annual salary of $300,000 as well as a sign-on bonus of $100,000 payable in three installments, the first installment of 50% to be payable upon his employment commencement date, the second installment of 25% to be payable three months thereafter and the final installment of 25% to be payable six months thereafter. In addition to participation in the Company's 401(K), health insurance and other employee benefits programs, Mr. Young will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 45% of his base salary up to a maximum of 90%, and will be entitled to receive $15,000 after 60 days of employment for miscellaneous expenses associated with his relocation to central New York. Mr. Young also will be entitled to receive 52 weeks of severance.

             A copy of the Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 5.02    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

             As of July 7, 2006, Gregory J. Young, a former executive with the Company, was appointed Senior Vice President - Chief Marketing & Distribution Officer of the Company, effective July 17, 2006. In connection therewith, the Company and Mr. Young entered into the Agreement, the material terms of which are described under Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference. Mr. Young replaces Les Knox, whose position as Senior Vice President - Chief Marketing Officer was terminated effective February 2, 2006.

             On July 10, 2006, the Company issued a press release announcing Mr. Young's appointment. A copy of such press release is attached as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

             Mr. Young is 49 years old. Prior to 1999, Mr. Young served for more than 25 years in a number of management and other positions at the Company and its subsidiary, P&C Foods. From 1999 to 2000, he served as Vice President of Sales & Merchandising for A&P Super Foodmart, from 2000 to 2001, as Vice President of Store Operations and from 2001 to 2003, as Group Vice President/General Manager for A&P Super Foodmart. From 2003 to most recently, Mr. Young served as an executive with C&S Wholesale Grocers, first as Vice President of Perishables and most recently as Vice President/General Manager of C&S Retail.

             Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Young or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are

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no family relationships between Mr. Young and any director or executive officer of the Company.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (d) The following are attached as exhibits to this Current Report on Form 8-K:

                     EXHIBIT      DESCRIPTION
                     -------      -----------

                     99.1 Offer Letter dated July 5, 2006, between the Company and Gregory J. Young, accepted on July 7, 2006.

                     99.2         Press Release dated July 10, 2006.





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                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.





                                              THE PENN TRAFFIC COMPANY



                                              By: /s/ Francis D. Price, Jr.
                                                  -----------------------------
                                                  Name:   Francis D. Price, Jr.
                                                  Title:  Vice President

Dated:  July 13, 2006




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                                 EXHIBIT INDEX



           EXHIBIT      DESCRIPTION
           -------      -----------

           99.1 Offer Letter dated July 5, 2006, between the Company and Gregory J. Young, accepted on July 7, 2006.

           99.2         Press Release dated July 10, 2006.